THE ADVISORS' INNER CIRCLE FUND

                       SYNOVUS GEORGIA MUNICIPAL BOND FUND
                           SYNOVUS MID CAP VALUE FUND
                       SYNOVUS LARGE CAP CORE EQUITY FUND
                       SYNOVUS INTERMEDIATE-TERM BOND FUND

                       SUPPLEMENT DATED DECEMBER 13, 2006
                      TO THE PROSPECTUS DATED MARCH 1, 2006


THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

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At a special meeting of the Board of Trustees of The Advisors' Inner Circle Fund
held on December 8, 2006, the Board approved the reorganization of the Synovus Georgia Municipal Bond Fund, the Synovus Mid Cap Value Fund, the Synovus Large Cap Core Equity Fund and the Synovus Intermediate-Term Bond Fund (collectively, the "Synovus Funds") into the newly created Sentinel Georgia Municipal Bond
Fund, the newly created Sentinel Mid Cap Value Fund, the Sentinel Common Stock Fund and the Sentinel Government Securities Fund, each a series of Sentinel
Group Funds, Inc. (collectively, the "Sentinel Funds"), respectively, pursuant to an agreement and plan of reorganization (the "Reorganization Agreement"). Sentinel Asset Management, Inc. will serve as adviser for each of the Sentinel Funds. Synovus Investment Advisors, Inc. currently serves as adviser for each of the Synovus Funds and its affiliate GLOBALT, Inc. will serve as sub-adviser for the Sentinel Georgia Municipal Bond Fund. Steinberg Asset Management, LLC currently serves as sub-adviser for the Synovus Mid Cap Value Fund and will serve as sub-adviser for the Sentinel Mid Cap Value Fund.

The Reorganization Agreement sets forth the terms by which the Synovus Funds will transfer their assets to the Sentinel Funds in exchange for shares of the Sentinel Funds, and subsequently distribute those Sentinel Funds shares to Synovus Funds shareholders (the "Reorganization"). As a result of the Reorganization, you will become a shareholder of the Sentinel Funds.

Shareholders of record as of January 15, 2007 (the "Record Date") are required to approve the Reorganization by voting, in person or by proxy, at a special meeting of shareholders currently scheduled for March 15, 2007. If you become a shareholder of the Synovus Funds after the Record Date, you will not be eligible to vote at the special meeting. If you are a shareholder of record as of the Record Date, you should expect to receive a prospectus/proxy statement that provides more detailed information about the proposed Reorganization, the Sentinel Funds and the special meeting. If approved by shareholders, the Reorganization is expected to occur shortly after the shareholder meeting in March 2007.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE